SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Global Small Cap Fund
Deutsche Global Small Cap VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each fund’s prospectus.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
The following information replaces the existing similar disclosure relating to each fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of each fund’s prospectus:
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 1999.
■	Portfolio Manager and Equity Research Analyst for Small and Mid Cap Equities: New York.
■	Equity research analyst covering consumer discretionary and consumer staples and global small cap equity research generalist.
■	BS in Finance, Villanova University.
Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1011